UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2003
                                                           ------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                  1-13408                56-1362926
 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
       Incorporation)                                        Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

   Registrant's Telephone Number, Including Area Code         (214) 378-8992



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Item 9. Regulation FD Disclosure (the following discussion is furnished under
"Item 12. Results of Operations and Financial Condition")


     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

     On May 13, 2003, Digital Recorders, Inc. (the "Company") announced in a press release the Company's preliminary results for its first quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITAL RECORDERS, INC.

Date: May 13, 2003                      By:    /s/ DAVID L. TURNEY
                                               --------------------------------
                                               David L. Turney
                                               Chairman, Chief Executive
                                               Officer and President




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                                  Exhibit 99.1
                        Press Release Dated May 13, 2003